UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
 Current Report

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

September 24, 2004

Date of Report (Date of earliest event reported)

BB&T Corporation
 (Exact name of registrant as specified in its charter)

Commission file number : 1-10853

North Carolina	56-0939887
(State of incorporation)	(I.R.S. Employer Identification No.)

200 West Second Street
Winston-Salem, North Carolina	27101
(Address of principal executive offices)	(Zip Code)

(336) 733-2000
(Registrant's telephone number, including area code)

This Form 8-K has 6 pages.

ITEM 8.01   Other Events

           On September 23, 2004, Consent Solicitations of holders of BB&T’s 6.50% Subordinated Notes due 2011 (“2011 Notes”) and 4.75% Subordinated Notes due 2012 (“2012 Notes”) were completed. Consents were received from holders of a sufficient aggregate principal amount of each series to permit BB&T and U.S. Bank National Association, as Trustee, to execute on September 24, 2004, a Second Supplemental Indenture to Indenture Regarding Subordinated Securities. The Second Supplemental Indenture amends the terms of the Indenture and the 2011 Notes and the 2012 Notes such that BB&T may now include the 2011 Notes and the 2012 Notes in its calculations of Tier 2 capital and total regulatory capital for purposes of future Federal Reserve filings.

           The Second Supplemental Indenture dated as of September 24, 2004 to Indenture Regarding Subordinated Securities Dated as of May 24, 1996, is attached as exhibit 99.1.

ITEM 9.01    Financial Statements and Exhibits

Exhibit 99.1	Second Supplemental Indenture dated as of September 24, 2004 to Indenture Regarding Subordinated Securities dated as of May 24, 1996

S  I  G  N  A  T  U  R  E

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                BB&T CORPORATION
                                                                                (Registrant)

                                                                                By: /S/ EDWARD D. VEST

                                                                                Edward D. Vest
                                                                                Senior Vice President and Corporate Controller
                                                                                (Principal Accounting Officer)

Date:       September 27, 2004